                                                               EXHIBIT 10.15(d)



                           ASSIGNMENT OF COGEN LEASE

                  THIS ASSIGNMENT OF LEASES (the "Assignment") is made as of the 8th day of April, 1993 by EXXON CORPORATION, a New Jersey corporation, having a principal office at 800 Bell Street, Houston, Texas 77002 ("Assignor") to BAYWAY REFINING COMPANY, a Delaware corporation, having a principal office at 1400 Park Avenue, Linden, New Jersey 07036 ("Assignee").

                              W I T N E S S E T H:

                  WHEREAS, Assignor owns the Bayway Refinery and certain related facilities and assets in Linden, New Jersey (the "Refinery");

                  WHEREAS, Assignor is this date conveying to Assignee the Refinery; and

                  WHEREAS, in furtherance of the conveyance of the Refinery and such additional assets, Assignor desires to assign to Assignee and Assignee desires to accept from Assignor all of Assignor's interest in and to that certain Lease Agreement; as set forth on Exhibit A annexed hereto (the "Lease Agreement").

                  NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, Assignor and Assignee hereby agree as follows:

                  1. Assignor hereby assigns to Assignee, and Assignee hereby accepts from Assignor the Lease Agreement, a true and complete copy of which is attached hereto as Exhibit A, together with any security deposit as set forth on Exhibit B.

                  2. From and after the date hereof, Assignee hereby agrees to assume and fulfill in all respects Assignor's obligations accruing after the date hereof with respect to the Lease Agreement, except for those obligations set forth in the Letter, as hereinafter defined. Except as otherwise expressly provided for herein, Assignee shall indemnify, defend and hold harmless Assignor from and against any Damages arising out of or in any way connected with the Lease Agreement and accruing from and after the date hereof, and Assignor shall indemnify, defend and hold harmless Assignee from and against any Damages arising out of or in any way connected with the Lease Agreement and accruing prior to the date hereof. For purposes hereof, "Damages" shall mean any liability, obligation, cost, damage, fine, penalty, charge or expense, including reasonable legal fees and cost of defending any claim, to the extent not prohibited by law.

                  3. Notwithstanding the assignment of the Lease Agreement from Assignor to Assignee, from and after the date hereof, Assignor shall remain obligated to apply in Assignee's name to the State of New Jersey for a riparian grant as to the Riparian Sweep Parcels (as such term is defined in that certain letter dated August 31, 1992 from Dwight Wiggins of Exxon Company, U.S.A. to Cogen Technologies Linden Venture, L.P. and Chicago Title Insurance Company (the "Letter"), a copy of which is attached hereto as

Exhibit C. Assignor shall perform all of the obligations required of it in the Letter, provided, however, that Assignee shall cooperate with Assignor in all respects regarding the application, including permitting the application to be made in Assignee's name, signing the application and providing a certificate of title, further provided that said cooperation is at nominal expense to Assignee. Assignor further agrees to indemnify, defend and hold harmless Assignee from and against any Damages arising out of or in any way connected with the Letter as a result of Assignor's failure, to obtain the riparian grant as to the Riparian Sweep Parcels, as provided herein.

                  4. This Assignment shall be governed by and construed in accordance with the laws of the State of New Jersey.

                  5. This Assignment shall inure to the benefit of and be binding upon the parties hereto and their respective legal representatives, successors and assigns.

                  IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment the day and year first above written.

                                     EXXON CORPORATION, A New
                                       Jersey corporation, Assignor


                                     By:  /s/ ROBERT W. UPCHURCH
                                         --------------------------------------
                                         Name (printed): Robert W. Upchurch
                                         Title: Agent and Attorney in Fact

                                     BAYWAY REFINING COMPANY, a
                                       Delaware corporation, Assignee

                                     By:  /s/ DWIGHT WIGGINS
                                         --------------------------------------
                                         Name (printed): Dwight Wiggins
                                         Title: President



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                                   EXHIBIT A

                  True copy of Exxon Corporation and Cogen Technologies Linden Venture, L.P. lease agreement entered into on or about August 9, 1990.



                                       -4-

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                                     01359

                   CONFIRMATION OF ASSIGNMENT OF COGEN LEASE


         This Confirmation of Assignment of Cogen Lease ("Confirmation") by and between Exxon Corporation, a New Jersey Corporation, having a principal office at 800 Bell Street, Houston, Texas 77002 ("Exxon") and Bayway Refining Company, a Delaware Corporation, having an office at 1400 Park Avenue, Linden, New Jersey 07036 ("Bayway").


                              W I T N E S S E T H:

         WHEREAS, under date of April 8, 1993, Exxon and Bayway executed that certain Assignment of Cogen Lease (the "Original Assignment") pursuant to which Exxon assigned to Bayway that certain Lease Agreement dated effective August 1, 1990 between Exxon, as lessor and Cogen Technologies Linden Venture, L.P., as lessee, covering certain property located in Union County, New Jersey (the "Assigned Lease"); and

         WHEREAS, under date of April 8, 1993, Exxon and Bayway also executed that certain Memorandum of Assignment of Cogen Lease, recorded on April 14, 1993 with the Union County Register's Office at Deed Book 3950, Page 251 et seq. (the "Original Memorandum of Lease"), in order to evidence of record the assignment of the Assigned Lease; and

         WHEREAS, the Original Assignment inadvertently failed to mention a certain Letter Agreement dated September 27, 1991 between Exxon Corporation and Cogen Technologies Linden Venture, L.P. (the "Parties") and an Amendment to Ground Lease Agreement dated as of July 31, 1992, between such Parties; and

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     WHEREAS, the Original Memorandum of Lease inadvertently failed to refer to the Letter Agreement dated September 27, 1991.


     NOW, THEREFORE, Exxon and Bayway hereby confirm that the definition of Lease Agreement as set forth in the Original Assignment and the Original Memorandum of Lease includes the Letter Agreement dated September 27, 1991 between Exxon Corporation and Cogen Technologies Linden Venture, L.P. and the Amendment to Ground Lease Agreement dated as of July 31, 1992 between such Parties.

     IN WITNESS WHEREOF, Exxon and Bayway have executed this Confirmation as of April 8, 1993.



                                     EXXON CORPORATION, a New Jersey
                                     corporation



                                     By: /s/ ROBERT W. UPCHURCH
                                         --------------------------------
                                     Name:  Robert W. Upchurch
                                            -----------------------------
                                     Title: Agent and Attorney in Fact
                                            -----------------------------



                                     BAYWAY REFINING COMPANY, a Delaware
                                     corporation



                                      By: /s/ DWIGHT L. WIGGINS
                                          -------------------------------
                                      Name:  Dwight L. Wiggins
                                             ----------------------------
                                      Title: President
                                             ----------------------------
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STATE OF TEXAS      :
                    :
COUNTY OF HARRIS    :

     I CERTIFY as follows:

     1. On December 20, 1993, Robert W. Upchurch personally appeared before me;

     2. I am satisfied that this person is the person who executed the attached instrument as Agent and Attorney in fact of EXXON CORPORATION, a New Jersey corporation; and

     3. This person stated that (he/she) was authorized to execute the instrument on behalf of EXXON CORPORATION, a New Jersey corporation, and that (he/she) executed the instrument as the act of such corporation.

             [SEAL]
      SUSAN H. CRUTCHFIELD
         NOTARY PUBLIC                   /s/ SUSAN H. CRUTCHFIELD
         STATE OF TEXAS                  ---------------------------------------
         EXPIRES 5-7-96                  A Notary Public of Texas


STATE OF NEW JERSEY :
                    :
COUNTY OF           :

     I CERTIFY as follows:

     1. On December 30, 1993, Dwight L. Wiggins personally appeared before me;

     2. I am satisfied that this person is the person who executed the attached instrument as President of BAYWAY REFINING COMPANY, a Delaware corporation; and

     3. This person stated that (he/she) was authorized to execute the instrument on behalf of BAYWAY REFINING COMPANY, a Delaware corporation, and that (he/she) executed the instrument as the act of such corporation.


                                         /s/ BETTY CARBONARO
                                         ---------------------------------------
                                         A Notary Public of New Jersey

                                                   BETTY CARBONARO
                                             NOTARY PUBLIC OF NEW JERSEY
                                         My Commission Expires Oct. 20, 1996